EXHIBIT 32.2

Section 906 Certification of Chief Financial Officer

I, Jerrold J. Pellizzon, Chief Financial Officer of Ceradyne, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2006	By:	/s/ JERROLD J. PELLIZZON
Jerrold J. Pellizzon
Chief Financial Officer